SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey               1-9120                      22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

    State of New Jersey               1-973                       22-1212800
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000


                            PSEG ENERGY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

    State of New Jersey                                         22-2983750
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                               80 Park Plaza-T22
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-456-3581

Item 5. Other Events
---------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I and
Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) and Item 8 - Financial Statements and Supplementary Data of
Part II of the Annual Reports on Form 10-K for the year ended December 31, 1999, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000, and the Current Reports on Form 8-K filed August 21, 2000 and September 5, 2000 of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated (PSEG) and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 of PSEG Energy Holdings Inc. (Energy Holdings).

PSEG Reports Earnings for Third Quarter 2000
--------------------------------------------

     Reference is made to the press release of PSEG, dated October 17, 2000, a copy of which is attached hereto as Exhibit 99.1, announcing PSEG's earnings for the third quarter of 2000.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit Designation                 Nature of Exhibit
-------------------                 -----------------
        99.1                        Press Release dated October 17, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                     PUBLIC SERVICE ELECTRIC and GAS COMPANY
                                  (Registrants)


                              By: Patricia A. Rado
                              --------------------

                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)




Date: October 18, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PSEG ENERGY HOLDINGS INC.
                                  (Registrant)


                               By: Derek DiRisio
                               -----------------

                                 Derek DiRisio
                         Vice President and Controller
                         (Principal Accounting Officer)



Date: October 18, 2000